UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03737

Fidelity Advisor Series IV

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2020

Item 1.

Reports to Stockholders

Fidelity® Limited Term Government Fund

Annual Report

November 30, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Limited Term Government Fund	3.89%	1.92%	1.46%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Limited Term Government Fund on November 30, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 1-5 Year Government Bond Index performed over the same period.

Period Ending Values
$11,555	Fidelity® Limited Term Government Fund
$11,858	Bloomberg Barclays U.S. 1-5 Year Government Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose strongly for the 12 months ending November 30, 2020, led by corporate bonds early and late in the period, and by U.S. Treasuries in March, as investors sought safer havens amid the market shock of the outbreak and spread of COVID-19. The Bloomberg Barclays U.S. Aggregate Bond Index gained 7.28% for the period. Corporate bonds advanced through January 2020, as spreads remained narrow and market yields held roughly steady. Yields then plunged in February and spreads widened due to robust investor demand for relatively safer assets – especially U.S. Treasury bonds – as the coronavirus pandemic and efforts to contain it threatened global economic growth and corporate earnings, leading to pockets of market illiquidity in March. Aggressive intervention by the U.S. Federal Reserve boosted liquidity and led to a broad rally for fixed-income assets from April through July. Spreads then widened moderately in August and September, amid healthy issuance of new corporate bonds, then narrowed in the final two months of the period. Within the Bloomberg Barclays index, corporate bonds gained 9.76% for the 12 months, topping the 7.64% advance of U.S. Treasuries. Securitized sectors, meanwhile, lagged the broader market. Outside the index, U.S. corporate high-yield bonds gained 7.24%, while Treasury Inflation-Protected Securities (TIPS) rose 10.15%.

Comments from Co-Portfolio Managers Franco Castagliuolo and Sean Corcoran:  For the fiscal year, the fund gained 3.89%, lagging, net of fees, the 4.41% advance of the benchmark, the Bloomberg Barclays U.S. 1-5 Year Government Bond Index. We attempted to exploit market inefficiencies and identify attractively priced securities, in accordance with our longer-term strategy. The fund's yield-curve positioning detracted from its performance versus the benchmark, with its underweighting in two-year securities hurt significantly in March. This was partially offset by the fund's longer-than-benchmark duration, which was beneficial as interest rates declined. Security selection among U.S. Treasuries also detracted, particularly an overweighting in "on-the-run" securities. In contrast, timely ownership of Treasury Inflation-Protected Securities (TIPS) worked to the fund's relative advantage. We bought TIPS in late March at what we viewed as attractive valuations and sold them in April when we felt they were more fully valued. Overweighting certain 30-year agency mortgage-backed securities (MBS) and reverse-mortgage securities boosted the result versus the benchmark, as did individual picks among Ginnie Mae securities. Using swaptions to manage the fund's exposure to interest-rate volatility also added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Coupon Distribution as of November 30, 2020

% of fund's investments
0.01 - 0.99%	49.6
1 - 1.99%	20.6
2 - 2.99%	21.8
3 - 3.99%	1.3
4 - 4.99%	0.7
5 - 5.99%	2.8
6 - 6.99%	0.1
7% and above	0.0

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of November 30, 2020*,**,***
Mortgage Securities	2.4%
CMOs and Other Mortgage Related Securities	4.0%
U.S. Treasury Obligations	87.2%
U.S. Government Agency Obligations†	2.5%
Foreign Government & Government Agency Obligations	3.0%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 3.0%

 ** Futures and Swaps - 21.5%

 *** Written options - (0.7)%

 † Includes NCUA Guaranteed Notes

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments November 30, 2020

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 89.7%
	Principal Amount	Value
U.S. Government Agency Obligations - 2.3%
Fannie Mae 0.625% 4/22/25	319,000	322,485
Federal Farm Credit Bank 0.375% 4/8/22	11,200,000	11,230,919
		11,553,404
U.S. Treasury Obligations - 87.2%
U.S. Treasury Bonds:
1.375% 8/15/50	$590,000	$560,592
1.625% 11/15/50	1,555,000	1,571,279
U.S. Treasury Notes:
0.125% 5/31/22	5,647,000	5,646,338
0.125% 6/30/22	26,984,000	26,979,784
0.125% 7/31/22	1,000,000	999,688
0.125% 8/31/22	7,700,000	7,697,293
0.125% 9/30/22	34,300,000	34,290,621
0.125% 10/31/22	5,260,000	5,257,945
0.125% 8/15/23	1,650,000	1,647,744
0.125% 10/15/23	574,000	572,969
0.25% 7/31/25	17,354,000	17,283,499
0.25% 9/30/25	14,373,000	14,302,258
0.25% 10/31/25	5,600,000	5,570,687
0.375% 3/31/22	72,200,000	72,425,622
0.375% 4/30/25	18,223,000	18,269,981
0.375% 11/30/25	3,140,000	3,141,717
0.5% 10/31/27	8,267,000	8,202,414
0.625% 11/30/27	12,679,000	12,682,962
1.125% 2/28/22	4,910,000	4,972,142
1.375% 1/31/22	34,000,000	34,492,734
1.375% 1/31/25	2,300,000	2,402,512
1.5% 9/30/21	10,372,000	10,491,926
1.5% 9/30/24	7,921,000	8,294,153
1.5% 10/31/24	3,410,000	3,572,907
1.5% 1/31/27	144,000	152,573
1.625% 11/15/22	779,000	801,366
1.625% 9/30/26	552,000	588,354
1.75% 7/31/21	900,000	909,879
1.75% 6/30/22 (a)(b)	12,447,000	12,763,523
1.75% 7/31/24	7,660,000	8,080,103
1.875% 7/31/22	7,869,000	8,095,541
1.875% 9/30/22	2,900,000	2,991,191
1.875% 10/31/22	2,508,000	2,590,392
2% 5/31/24	4,240,000	4,501,522
2.125% 5/31/21	6,800,000	6,868,531
2.125% 3/31/24	3,706,000	3,939,941
2.375% 4/15/21	12,830,000	12,936,248
2.5% 12/31/20	14,518,000	14,546,031
2.5% 1/31/21	27,345,000	27,451,895
2.5% 1/15/22	26,569,000	27,270,588
2.625% 12/31/23	12,515,000	13,446,292
		449,263,737
Other Government Related - 0.2%
National Credit Union Administration Guaranteed Notes Series 2010-A1 Class A, 1 month U.S. LIBOR + 0.350% 0.4766% 12/7/20 (NCUA Guaranteed) (c)(d)	134,319	134,324
Private Export Funding Corp. Secured 1.75% 11/15/24	1,050,000	1,097,880
		1,232,204
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $457,023,692)		462,049,345

U.S. Government Agency - Mortgage Securities - 2.4%
Fannie Mae - 1.4%
12 month U.S. LIBOR + 1.360% 1.981% 10/1/35 (c)(d)	2,870	2,979
12 month U.S. LIBOR + 1.460% 2.991% 1/1/35 (c)(d)	9,745	10,126
12 month U.S. LIBOR + 1.480% 2.476% 7/1/34 (c)(d)	2,026	2,110
12 month U.S. LIBOR + 1.550% 2.553% 6/1/36 (c)(d)	1,211	1,269
12 month U.S. LIBOR + 1.550% 2.579% 5/1/44 (c)(d)	9,560	9,938
12 month U.S. LIBOR + 1.550% 3.556% 2/1/44 (c)(d)	5,828	6,060
12 month U.S. LIBOR + 1.560% 3.565% 3/1/37 (c)(d)	4,704	4,923
12 month U.S. LIBOR + 1.570% 2.445% 5/1/44 (c)(d)	3,718	3,866
12 month U.S. LIBOR + 1.570% 3.25% 2/1/44 (c)(d)	8,753	9,105
12 month U.S. LIBOR + 1.580% 3.58% 4/1/44 (c)(d)	4,813	5,015
12 month U.S. LIBOR + 1.580% 3.592% 1/1/44 (c)(d)	8,655	8,994
12 month U.S. LIBOR + 1.590% 3.59% 4/1/44 (c)(d)	29,319	30,572
12 month U.S. LIBOR + 1.630% 2.828% 3/1/33 (c)(d)	6,540	6,798
12 month U.S. LIBOR + 1.640% 3.722% 6/1/47 (c)(d)	10,124	10,704
12 month U.S. LIBOR + 1.680% 3.055% 11/1/36 (c)(d)	11,120	11,652
12 month U.S. LIBOR + 1.730% 2.972% 5/1/36 (c)(d)	1,576	1,657
12 month U.S. LIBOR + 1.750% 3.382% 7/1/35 (c)(d)	1,565	1,639
12 month U.S. LIBOR + 1.760% 3.784% 2/1/37 (c)(d)	28,340	29,720
12 month U.S. LIBOR + 1.800% 3.818% 1/1/42 (c)(d)	18,045	18,811
12 month U.S. LIBOR + 1.810% 3.826% 2/1/42 (c)(d)	23,102	24,176
12 month U.S. LIBOR + 1.890% 3.27% 8/1/35 (c)(d)	10,332	10,872
12 month U.S. LIBOR + 1.890% 3.89% 4/1/36 (c)(d)	21,240	22,393
6 month U.S. LIBOR + 1.510% 2.06% 2/1/33 (c)(d)	1,430	1,478
6 month U.S. LIBOR + 1.530% 2.41% 12/1/34 (c)(d)	2,638	2,737
6 month U.S. LIBOR + 1.530% 2.41% 3/1/35 (c)(d)	2,888	2,998
6 month U.S. LIBOR + 1.540% 1.795% 4/1/33 (c)(d)	16,518	17,098
6 month U.S. LIBOR + 1.550% 1.874% 10/1/33 (c)(d)	2,185	2,263
6 month U.S. LIBOR + 1.560% 2.105% 7/1/35 (c)(d)	1,726	1,794
U.S. TREASURY 1 YEAR INDEX + 2.190% 2.831% 7/1/36 (c)(d)	10,516	10,919
U.S. TREASURY 1 YEAR INDEX + 2.200% 3.708% 3/1/35 (c)(d)	1,063	1,117
U.S. TREASURY 1 YEAR INDEX + 2.280% 2.417% 10/1/33 (c)(d)	2,995	3,108
U.S. TREASURY 1 YEAR INDEX + 2.300% 2.553% 12/1/32 (c)(d)	43,063	44,674
U.S. TREASURY 1 YEAR INDEX + 2.460% 2.828% 12/1/32 (c)(d)	136,022	140,901
2.5% 11/1/29	2,022,691	2,108,133
3% 9/1/32 to 11/1/33	880,930	937,469
3.5% 7/1/32	660,683	712,597
4% 7/1/46 to 10/1/46	1,606,708	1,774,090
4.5% 11/1/25 to 6/1/41	426,037	469,186
5.5% 8/1/25	34,744	36,331
6% to 6% 1/1/34 to 6/1/36	226,144	266,054
6.5% 2/1/22 to 8/1/36	228,066	266,058
		7,032,384
Freddie Mac - 0.3%
12 month U.S. LIBOR + 1.510% 2.015% 11/1/35 (c)(d)	3,926	4,094
12 month U.S. LIBOR + 1.600% 2.6% 7/1/35 (c)(d)	5,225	5,445
12 month U.S. LIBOR + 1.750% 2.328% 9/1/41 (c)(d)	51,128	53,173
12 month U.S. LIBOR + 1.790% 3.793% 4/1/37 (c)(d)	1,403	1,472
12 month U.S. LIBOR + 1.870% 2.796% 10/1/42 (c)(d)	20,870	21,831
12 month U.S. LIBOR + 1.880% 2.38% 10/1/41 (c)(d)	55,643	58,144
12 month U.S. LIBOR + 2.040% 2.97% 7/1/36 (c)(d)	9,514	9,965
12 month U.S. LIBOR + 2.040% 3.236% 3/1/33 (c)(d)	226	235
6 month U.S. LIBOR + 1.660% 2.157% 7/1/35 (c)(d)	45,153	46,942
6 month U.S. LIBOR + 1.720% 2.274% 8/1/37 (c)(d)	9,398	9,807
6 month U.S. LIBOR + 1.830% 2.58% 5/1/37 (c)(d)	2,483	2,601
6 month U.S. LIBOR + 1.840% 2.596% 10/1/36 (c)(d)	25,702	26,881
6 month U.S. LIBOR + 1.840% 2.72% 2/1/37 (c)(d)	919	964
6 month U.S. LIBOR + 1.860% 2.642% 10/1/35 (c)(d)	14,014	14,656
6 month U.S. LIBOR + 2.010% 2.26% 5/1/37 (c)(d)	2,865	2,992
6 month U.S. LIBOR + 2.010% 2.26% 5/1/37 (c)(d)	4,346	4,539
6 month U.S. LIBOR + 2.690% 2.993% 10/1/35 (c)(d)	1,227	1,281
U.S. TREASURY 1 YEAR INDEX + 2.030% 3.106% 6/1/33 (c)(d)	17,903	18,732
U.S. TREASURY 1 YEAR INDEX + 2.230% 3.73% 4/1/34 (c)(d)	32,183	33,867
U.S. TREASURY 1 YEAR INDEX + 2.310% 3.91% 2/1/36 (c)(d)	205	214
U.S. TREASURY 1 YEAR INDEX + 2.540% 2.973% 7/1/35 (c)(d)	13,598	14,178
3% 4/1/33 to 7/1/33	890,807	951,398
3.5% 7/1/32	223,354	240,978
5% 9/1/35	837	961
6% 1/1/24	20,186	21,242
6.5% 12/1/21	2,268	2,312
9.5% 12/1/22	24	24
		1,548,928
Ginnie Mae - 0.6%
6% 6/15/36	202,273	235,719
8% 12/15/23	7,658	8,059
3.5% 2/20/50 to 11/20/50	599,999	640,866
3.5% 12/1/50 (e)	250,000	264,047
3.5% 12/1/50 (e)	300,000	316,856
3.5% 12/1/50 (e)	400,000	422,475
3.5% 1/1/51 (e)	200,000	211,159
3.5% 1/1/51 (e)	200,000	211,159
4% 7/20/47	730,035	785,662
4.5% 3/20/47	90,999	99,720
4.7% 2/20/62 (c)(f)	3,571	3,614
5.196% 1/20/62 (c)(f)	3,982	3,988
5.47% 8/20/59 (c)(f)	557	572
		3,203,896
Uniform Mortgage Backed Securities - 0.1%
3.5% 12/1/50 (e)	175,000	184,584
4% 12/1/50 (e)	175,000	186,724
4% 12/1/50 (e)	175,000	186,724
		558,032
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $11,881,752)		12,343,240

Asset-Backed Securities - 0.0%
Brazos Higher Education Authority, Inc. Series 2010-1 Class A1, 3 month U.S. LIBOR + 0.900% 1.15% 5/25/29 (Cost $115,603)(c)(d)	$114,749	$114,862

Collateralized Mortgage Obligations - 4.0%
U.S. Government Agency - 4.0%
Fannie Mae:
floater:	$	$
Series 1994-42 Class FK, 10-Year Treasury Constant Maturity Rate - 0.500% 0.33% 4/25/24 (c)(d)	52,377	52,056
Series 2001-38 Class QF, 1 month U.S. LIBOR + 0.980% 1.1301% 8/25/31 (c)(d)	21,153	21,600
Series 2002-49 Class FB, 1 month U.S. LIBOR + 0.600% 0.7435% 11/18/31 (c)(d)	21,893	22,189
Series 2002-60 Class FV, 1 month U.S. LIBOR + 1.000% 1.1501% 4/25/32 (c)(d)	4,565	4,675
Series 2002-74 Class FV, 1 month U.S. LIBOR + 0.450% 0.6001% 11/25/32 (c)(d)	148,209	148,913
Series 2002-75 Class FA, 1 month U.S. LIBOR + 1.000% 1.1501% 11/25/32 (c)(d)	9,352	9,576
Series 2010-15 Class FJ, 1 month U.S. LIBOR + 0.930% 1.0801% 6/25/36 (c)(d)	273,948	279,465
planned amortization class Series 2005-64 Class PX, 5.5% 6/25/35	45,353	48,526
sequential payer:
Series 2003-117 Class MD, 5% 12/25/23	21,120	22,200
Series 2004-52 Class KZ, 5.5% 7/25/34	459,327	530,467
Series 2010-139 Class NI, 4.5% 2/25/40 (g)	97,065	5,934
Series 2010-39 Class FG, 1 month U.S. LIBOR + 0.920% 1.0701% 3/25/36 (c)(d)	185,421	190,444
Series 2011-67 Class AI, 4% 7/25/26 (g)	26,864	1,479
Freddie Mac:
floater:
Series 2448 Class FT, 1 month U.S. LIBOR + 1.000% 1.1409% 3/15/32 (c)(d)	24,297	24,845
Series 2526 Class FC, 1 month U.S. LIBOR + 0.400% 0.5409% 11/15/32 (c)(d)	32,560	32,752
Series 2530 Class FE, 1 month U.S. LIBOR + 0.600% 0.7409% 2/15/32 (c)(d)	12,610	12,792
Series 2711 Class FC, 1 month U.S. LIBOR + 0.900% 1.0409% 2/15/33 (c)(d)	72,500	73,986
floater planned amortization class Series 2770 Class FH, 1 month U.S. LIBOR + 0.400% 0.5409% 3/15/34 (c)(d)	84,421	85,060
planned amortization class Series 3415 Class PC, 5% 12/15/37	30,344	34,167
sequential payer:
Series 1929 Class EZ, 7.5% 2/17/27	76,343	83,977
Series 2004-2802 Class ZG, 5.5% 5/15/34	392,218	454,730
Series 2004-2862 Class NE, 5% 9/15/24	334,371	349,891
Series 2145 Class MZ, 6.5% 4/15/29	91,921	106,314
Series 2357 Class ZB, 6.5% 9/15/31	71,040	83,637
Series 3745 Class KV, 4.5% 12/15/26	341,433	352,100
Series 3859 Class JZ, 5% 5/15/41	503,840	570,437
Freddie Mac Multi-family Structured pass-thru certificates sequential payer Series 4335 Class AL, 4.25% 3/15/40	103,415	104,506
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-59 Class FC, 1 month U.S. LIBOR + 0.500% 0.6465% 7/20/37 (c)(d)	45,771	46,389
Series 2008-2 Class FD, 1 month U.S. LIBOR + 0.480% 0.6265% 1/20/38 (c)(d)	12,002	12,149
Series 2008-73 Class FA, 1 month U.S. LIBOR + 0.860% 1.0065% 8/20/38 (c)(d)	97,993	100,142
Series 2008-83 Class FB, 1 month U.S. LIBOR + 0.900% 1.0465% 9/20/38 (c)(d)	77,403	79,201
Series 2009-108 Class CF, 1 month U.S. LIBOR + 0.600% 0.7409% 11/16/39 (c)(d)	51,122	51,930
Series 2009-116 Class KF, 1 month U.S. LIBOR + 0.530% 0.6709% 12/16/39 (c)(d)	35,554	36,067
Series 2010-H17 Class FA, 1 month U.S. LIBOR + 0.330% 0.4761% 7/20/60 (c)(d)(f)	596,811	595,507
Series 2010-H18 Class AF, 1 month U.S. LIBOR + 0.300% 0.44% 9/20/60 (c)(d)(f)	708,986	706,992
Series 2010-H19 Class FG, 1 month U.S. LIBOR + 0.300% 0.44% 8/20/60 (c)(d)(f)	724,533	722,565
Series 2010-H27 Series FA, 1 month U.S. LIBOR + 0.380% 0.52% 12/20/60 (c)(d)(f)	252,252	252,047
Series 2011-H05 Class FA, 1 month U.S. LIBOR + 0.500% 0.64% 12/20/60 (c)(d)(f)	335,126	335,784
Series 2011-H07 Class FA, 1 month U.S. LIBOR + 0.500% 0.64% 2/20/61 (c)(d)(f)	543,813	544,568
Series 2011-H12 Class FA, 1 month U.S. LIBOR + 0.490% 0.63% 2/20/61 (c)(d)(f)	664,160	665,051
Series 2011-H13 Class FA, 1 month U.S. LIBOR + 0.500% 0.64% 4/20/61 (c)(d)(f)	266,652	267,205
Series 2011-H14:
Class FB, 1 month U.S. LIBOR + 0.500% 0.64% 5/20/61 (c)(d)(f)	365,212	365,968
Class FC, 1 month U.S. LIBOR + 0.500% 0.64% 5/20/61 (c)(d)(f)	300,202	300,822
Series 2011-H17 Class FA, 1 month U.S. LIBOR + 0.530% 0.67% 6/20/61 (c)(d)(f)	348,097	349,006
Series 2011-H21 Class FA, 1 month U.S. LIBOR + 0.600% 0.74% 10/20/61 (c)(d)(f)	370,352	371,934
Series 2012-H01 Class FA, 1 month U.S. LIBOR + 0.700% 0.84% 11/20/61 (c)(d)(f)	362,964	365,311
Series 2012-H03 Class FA, 1 month U.S. LIBOR + 0.700% 0.84% 1/20/62 (c)(d)(f)	255,714	257,304
Series 2012-H06 Class FA, 1 month U.S. LIBOR + 0.630% 0.77% 1/20/62 (c)(d)(f)	352,832	354,562
Series 2012-H07 Class FA, 1 month U.S. LIBOR + 0.630% 0.77% 3/20/62 (c)(d)(f)	226,217	227,198
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 0.79% 5/20/61 (c)(d)(f)	4,287	4,311
Series 2015-H13 Class FL, 1 month U.S. LIBOR + 0.280% 0.42% 5/20/63 (c)(d)(f)	11,494	11,470
Series 2015-H19 Class FA, 1 month U.S. LIBOR + 0.200% 0.34% 4/20/63 (c)(d)(f)	5,536	5,515
Series 2016-H20 Class FM, 1 month U.S. LIBOR + 0.400% 0.54% 12/20/62 (c)(d)(f)	8,602	8,600
Series 2017-161 Class DF, 1 month U.S. LIBOR + 0.250% 0.3965% 10/20/47 (c)(d)	285,682	285,673
Series 2018-65 Class DF, 1 month U.S. LIBOR + 0.300% 0.4465% 5/20/48 (c)(d)	318,474	318,904
Series 2018-77 Class FA, 1 month U.S. LIBOR + 0.300% 0.4465% 6/20/48 (c)(d)	384,127	384,773
Series 2019-115 Class FA, 1 month U.S. LIBOR + 0.450% 0.5965% 9/20/49 (c)(d)	1,016,649	1,024,355
Series 2019-98 Class FC, 1 month U.S. LIBOR + 0.450% 0.5965% 8/20/49 (c)(d)	2,112,393	2,124,299
planned amortization class:
Series 2011-68 Class EC, 3.5% 4/20/41	218,973	233,739
Series 2017-134 Class BA, 2.5% 11/20/46	58,868	61,773
sequential payer:
Series 2013-H06 Class HA, 1.65% 1/20/63 (f)	17,786	17,829
Series 2013-H26 Class HA, 3.5% 9/20/63 (f)	478,135	482,901
Series 2014-H04 Class HA, 2.75% 2/20/64 (f)	696,398	721,185
Series 2014-H12 Class KA, 2.75% 5/20/64 (f)	326,154	332,473
Series 2016-H02 Class FM, 1 month U.S. LIBOR + 0.500% 0.64% 9/20/62 (c)(d)(f)	8,291	8,291
Series 2016-H04 Class FE, 1 month U.S. LIBOR + 0.650% 0.79% 11/20/65 (c)(d)(f)	3,476	3,477
Series 2018-H12 Class HA, 3.25% 8/20/68 (f)	1,094,475	1,167,380
Series 2010-H15 Class TP, 5.15% 8/20/60 (f)	1,452	1,482
Series 2010-H18 Class PL, 5.01% 9/20/60 (c)(f)	4,671	5,105
Series 2012-64 Class KI, 3.5% 11/20/36 (g)	13,131	91
Series 2013-124:
Class ES, 8.667% - 1 month U.S. LIBOR 8.4713% 4/20/39 (c)(h)	22,166	23,365
Class ST, 8.800% - 1 month U.S. LIBOR 8.6047% 8/20/39 (c)(h)	73,286	75,795
Series 2013-H08 Class MA, 3% 3/20/63 (f)	93,409	93,988
Series 2015-H21 Class JA, 2.5% 6/20/65 (f)	5,001	5,000
Series 2015-H30 Class HA, 1.75% 9/20/62 (c)(f)	111,072	111,973
Series 2016-H13 Class FB, U.S. TREASURY 1 YEAR INDEX + 0.500% 0.62% 5/20/66 (c)(d)(f)	1,178,589	1,170,824
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 0.47% 8/20/66 (c)(d)(f)	1,231,154	1,219,160
		20,618,151
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $20,405,313)		20,618,151

Foreign Government and Government Agency Obligations - 3.0%
Israeli State (guaranteed by U.S. Government through Agency for International Development):
5.5% 9/18/23	11,058,000	12,629,493
5.5% 12/4/23	4,000	4,624
Ukraine Government 1.471% 9/29/21	2,891,000	2,919,854
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $14,855,049)		15,553,971
	Shares	Value

Money Market Funds - 2.8%
Fidelity Cash Central Fund 0.09% (i)
(Cost $14,394,510)	14,391,659	14,394,537

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.7375% and receive quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/20/24	4,600,000	$46,630
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.82% and receive quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/18/24	900,000	8,606
Option on an interest rate swap with JPMorgan Chase Bank N.A. to pay semi-annually a fixed rate of 1.57125% and receive quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/5/24	3,000,000	36,421
Option on an interest rate swap with JPMorgan Chase Bank N.A. to pay semi-annually a fixed rate of 1.741% and receive quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/12/24	1,000,000	9,984

TOTAL PUT OPTIONS			101,641

Call Options - 0.1%
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.7375% and pay quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/20/24	4,600,000	184,234
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.82% and pay quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/18/24	900,000	38,576
Option on an interest rate swap with JPMorgan Chase Bank N.A. to receive semi-annually a fixed rate of 1.57125% and pay quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/5/24	3,000,000	102,923
Option on an interest rate swap with JPMorgan Chase Bank N.A. to receive semi-annually a fixed rate of 1.741% and pay quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/12/24	1,000,000	40,259

TOTAL CALL OPTIONS			365,992

TOTAL PURCHASED SWAPTIONS
(Cost $538,888)			467,633
TOTAL INVESTMENT IN SECURITIES - 102.0%
(Cost $519,214,807)			525,541,739
NET OTHER ASSETS (LIABILITIES) - (2.0)%			(10,062,586)
NET ASSETS - 100%			$515,479,153

TBA Sale Commitments
	Principal Amount	Value
Ginnie Mae
3.5% 12/1/50	$(200,000)	$(211,236)
3.5% 12/1/50	(200,000)	(211,237)

TOTAL GINNIE MAE		(422,473)

Uniform Mortgage Backed Securities
3.5% 12/1/50	(175,000)	(184,584)
4% 12/1/50	(175,000)	(186,724)
4% 12/1/50	(175,000)	(186,724)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(558,032)

TOTAL TBA SALE COMMITMENTS
(Proceeds $981,051)		$(980,505)

Written Swaptions
	Expiration Date	Notional Amount	Value
Put Swaptions
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 1.27% and receive quarterly a floating rate based on 3-month LIBOR, expiring November 2030	11/25/25	1,800,000	$(46,215)
Call Swaptions
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 1.27% and pay quarterly a floating rate based on 3-month LIBOR, expiring November 2030	11/25/25	1,800,000	(44,493)
TOTAL WRITTEN SWAPTIONS			$(90,708)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	266	March 2021	$58,746,516	$32,450	$32,450
CBOT 5-Year U.S. Treasury Note Contracts (United States)	319	March 2021	40,203,969	52,622	52,622

TOTAL PURCHASED FUTURES					85,072

Sold
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	5	March 2021	690,859	(1,346)	(1,346)
TOTAL FUTURES CONTRACTS					$83,726

The notional amount of futures purchased as a percentage of Net Assets is 19.2%

The notional amount of futures sold as a percentage of Net Assets is 0.1%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $93,816,890.

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
0.25%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Mar. 2023	$9,856,000	$(5,276)	$0	$(5,276)
0.5%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Mar. 2026	2,696,000	(13,189)	0	(13,189)
0.5%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Mar. 2028	2,244,000	(20,261)	0	(20,261)
3-month LIBOR(3)	Quarterly	0.75%	Semi - annual	LCH	Mar. 2031	2,238,000	26,772	0	26,772

TOTAL INTEREST RATE SWAPS							$(11,954)	$0	$(11,954)

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Legend

 (a) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $288,342.

 (b) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $191,771.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (g) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (h) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$176,582
Fidelity Securities Lending Cash Central Fund	718
Total	$177,300

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$462,049,345	$--	$462,049,345	$--
U.S. Government Agency - Mortgage Securities	12,343,240	--	12,343,240	--
Asset-Backed Securities	114,862	--	114,862	--
Collateralized Mortgage Obligations	20,618,151	--	20,618,151	--
Foreign Government and Government Agency Obligations	15,553,971	--	15,553,971	--
Money Market Funds	14,394,537	14,394,537	--	--
Purchased Swaptions	467,633	--	467,633	--
Total Investments in Securities:	$525,541,739	$14,394,537	$511,147,202	$--
Derivative Instruments:
Assets
Futures Contracts	$85,072	$85,072	$--	$--
Swaps	26,772	--	26,772	--
Total Assets	$111,844	$85,072	$26,772	$--
Liabilities
Futures Contracts	$(1,346)	$(1,346)	$--	$--
Swaps	(38,726)	--	(38,726)	--
Written Swaptions	(90,708)	--	(90,708)	--
Total Liabilities	$(130,780)	$(1,346)	$(129,434)	$--
Total Derivative Instruments:	$(18,936)	$83,726	$(102,662)	$--
Other Financial Instruments:
TBA Sale Commitments	$(980,505)	$--	$(980,505)	$--
Total Other Financial Instruments:	$(980,505)	$--	$(980,505)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Interest Rate Risk
Futures Contracts(a)	$85,072	$(1,346)
Purchased Swaptions(b)	467,633	0
Swaps(c)	26,772	(38,726)
Written Swaptions(d)	0	(90,708)
Total Interest Rate Risk	579,477	(130,780)
Total Value of Derivatives	$579,477	$(130,780)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

 (b) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (c) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

 (d) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $504,820,297)	$511,147,202
Fidelity Central Funds (cost $14,394,510)	14,394,537
Total Investment in Securities (cost $519,214,807)		$525,541,739
Receivable for investments sold		206,235
Receivable for premium on written options		89,911
Receivable for TBA sale commitments		981,051
Receivable for fund shares sold		1,831,524
Interest receivable		1,558,672
Distributions receivable from Fidelity Central Funds		1,533
Receivable for daily variation margin on futures contracts		18,360
Receivable for daily variation margin on centrally cleared OTC swaps		10,525
Other receivables		9
Total assets		530,239,559
Liabilities
Payable for investments purchased
Regular delivery	$10,386,091
Delayed delivery	1,982,391
TBA sale commitments, at value	980,505
Payable for fund shares redeemed	1,114,343
Distributions payable	11,043
Accrued management fee	195,325
Written options, at value (premium receivable $89,911)	90,708
Total liabilities		14,760,406
Net Assets		$515,479,153
Net Assets consist of:
Paid in capital		$507,286,321
Total accumulated earnings (loss)		8,192,832
Net Assets		$515,479,153
Net Asset Value, offering price and redemption price per share ($515,479,153 ÷ 49,924,803 shares)		$10.33

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2020
Investment Income
Interest (including $406 from security lending)		$6,479,848
Income from Fidelity Central Funds (including $718 from security lending)		177,300
Total income		6,657,148
Expenses
Management fee	$1,992,231
Independent trustees' fees and expenses	1,347
Commitment fees	948
Total expenses before reductions	1,994,526
Expense reductions	(244)
Total expenses after reductions		1,994,282
Net investment income (loss)		4,662,866
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,520,964
Fidelity Central Funds	(678)
Futures contracts	2,715,594
Swaps	39,423
Written options	(24,251)
Total net realized gain (loss)		5,251,052
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	3,473,105
Fidelity Central Funds	(1)
Futures contracts	182,759
Swaps	10,508
Written options	(14,278)
Delayed delivery commitments	1,354
Total change in net unrealized appreciation (depreciation)		3,653,447
Net gain (loss)		8,904,499
Net increase (decrease) in net assets resulting from operations		$13,567,365

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2020	Year ended November 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,662,866	$5,793,647
Net realized gain (loss)	5,251,052	571,591
Change in net unrealized appreciation (depreciation)	3,653,447	7,746,333
Net increase (decrease) in net assets resulting from operations	13,567,365	14,111,571
Distributions to shareholders	(4,386,626)	(5,670,789)
Share transactions
Proceeds from sales of shares	439,711,463	174,538,960
Reinvestment of distributions	4,228,999	5,348,541
Cost of shares redeemed	(262,915,002)	(176,794,097)
Net increase (decrease) in net assets resulting from share transactions	181,025,460	3,093,404
Total increase (decrease) in net assets	190,206,199	11,534,186
Net Assets
Beginning of period	325,272,954	313,738,768
End of period	$515,479,153	$325,272,954
Other Information
Shares
Sold	42,657,696	17,487,450
Issued in reinvestment of distributions	411,655	535,907
Redeemed	(25,504,636)	(17,788,638)
Net increase (decrease)	17,564,715	234,719

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Limited Term Government Fund

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.05	$9.77	$9.88	$9.98	$10.04
Income from Investment Operations
Net investment income (loss)A	.108	.188	.142	.109	.086
Net realized and unrealized gain (loss)	.279	.276	(.123)	(.061)	(.048)
Total from investment operations	.387	.464	.019	.048	.038
Distributions from net investment income	(.107)	(.184)	(.129)	(.114)	(.089)
Distributions from net realized gain	–	–	–	(.034)	(.009)
Total distributions	(.107)	(.184)	(.129)	(.148)	(.098)
Net asset value, end of period	$10.33	$10.05	$9.77	$9.88	$9.98
Total ReturnB	3.89%	4.78%	.20%	.48%	.37%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	1.05%	1.88%	1.45%	1.10%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$515,479	$325,273	$313,739	$356,889	$402,831
Portfolio turnover rateE	110%	160%	124%	114%	118%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2020

1. Organization.

Fidelity Limited Term Government Fund (the Fund) is a fund of Fidelity Advisor Series IV (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Foreign government and government agency obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purpose were as follows:

Gross unrealized appreciation	$7,062,840
Gross unrealized depreciation	(398,981)
Net unrealized appreciation (depreciation)	$6,663,859
Tax Cost	$518,770,393

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,573,339
Net unrealized appreciation (depreciation) on securities and other investments	$6,619,492

The tax character of distributions paid was as follows:

	November 30, 2020	November 30, 2019
Ordinary Income	$4,386,626	$ 5,670,789

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however; counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest Rate Risk
Futures Contracts	2,715,594	182,759
Purchased Options	655,604	(131,863)
Swaps	39,423	10,508
Written Options	(24,251)	(14,278)
Totals	$3,386,370	$47,126

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Limited Term Government Fund	125,709,068	128,812,324

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of the Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Limited Term Government Fund	$948

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income and as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Limited Term Government Fund	$77	$–	$–

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $244.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series IV and Shareholders of Fidelity Limited Term Government Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Limited Term Government Fund (referred to hereafter as the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statement of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the five years in the period ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 280 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period-B June 1, 2020 to November 30, 2020
Fidelity Limited Term Government Fund	.45%
Actual		$1,000.00	$999.50	$2.25
Hypothetical-C		$1,000.00	$1,022.75	$2.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Limited Term Government Fund voted to pay on December 30, 2020, to shareholders of record at the opening of business on December 29, 2020, a distribution of $0.034 per share derived from capital gains realized from sales of portfolio securities.

A total of 78.93% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $3,818,812 of distributions paid during the period January 1, 2020 to November 30, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Limited Term Government Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, in prior years, the fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by Fidelity for non-management expenses (including transfer agent fees, pricing and bookkeeping fees, and fees paid to non-affiliated custodians) from the fund's all-inclusive fee. Given the fund's competitive management fee rate, Fidelity no longer calculates a hypothetical net management fee for the fund and, as a result, the chart does not include hypothetical net management fees for periods after 2016.

Fidelity Limited Term Government Fund

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and equal to the median of its ASPG for 2019. The Board noted that the fund has an all-inclusive fee that covers expenses beyond the management fee, whereas the majority of funds within its Total Mapped Group do not have all-inclusive fees. When compared to the total expenses of its load-type competitors, the fund ranks below its load-type median.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's all-inclusive fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ISG-ANN-0121
1.968335.107

Item 2.

Code of Ethics

As of the end of the period, November 30, 2020, Fidelity Advisor Series IV (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Limited Term Government Fund (the “Fund”):

Services Billed by PwC

November 30, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Limited Term Government Fund	$51,200	$4,700	$8,700	$2,500

November 30, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Limited Term Government Fund	$59,000	$4,700	$3,300	$2,700

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management &

Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	November 30, 2020A	November 30, 2019A
Audit-Related Fees	$9,377,400	$7,890,000
Tax Fees	$30,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	November 30, 2020A	November 30, 2019A
PwC	$14,498,200	$12,550,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series IV

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	January 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	January 22, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	January 22, 2021